HAMILTON LANE INCORPORATED REPORTS STRONG FOURTH FISCAL QUARTER AND FISCAL YEAR 2023 RESULTS, WITH MANAGEMENT AND ADVISORY FEES GROWING BY 18% AND ASSETS UNDER MANAGEMENT GROWING BY 5% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – May 25, 2023 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the fourth fiscal quarter and full fiscal year ended March 31, 2023.

FISCAL YEAR 2023 HIGHLIGHTS

•Assets under management – Total assets under management of $111.9 billion grew 5% year-over-year. Fee-earning assets under management increased 17% to $57.3 billion over the same period.

•Revenue – Management and advisory fees increased 18% to $371.9 million for fiscal 2023.

•Carried Interest – Unrealized carried interest balance of $1.0 billion was down 14% year-over-year.

•Earnings per share – GAAP EPS of $3.01 on $109.1 million of GAAP net income for fiscal 2023.

•Dividend – Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on June 15, 2023 that will be paid on July 7, 2023. The target full-year dividend of $1.78 represents an 11% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its fourth quarter and full fiscal year 2023 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “Despite a challenging market backdrop, our strong momentum and performance continues, due in large part to the dedication and devotion shown by our team around the world. We are happy to report strong growth across the entirety of our business as we close out this fiscal year, and are well positioned for continued, steady growth ahead.”

Conference Call
Hamilton Lane will discuss fourth quarter and full fiscal year 2023 results in a webcast and conference call today, Thursday, May 25, 2023, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 67939. After registration,

attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 330-2028 or (437) 291-8584 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website by clicking here prior to the start of the call. This feature will be in listen-only mode.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 600 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $856.7 billion in assets under management and supervision, composed of $111.9 billion in discretionary assets and $744.8 billion in non-discretionary assets, as of March 31, 2023. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2023 Fourth Quarter and Full Year Results Earnings Presentation - May 25, 2023

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Atul Varma Chief Financial Officer John Oh Principal - Shareholder Relations Brian Gildea Managing Director - Investments

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were approximately $112 billion and $57 billion, respectively, as of March 31, 2023, increases of 5% and 17%, respectively, compared to March 31, 2022 • Management and advisory fees increased 18% compared to fiscal 2022 USD in millions except per share amounts Q4 FY23 FY23 vs. FY22 Management and advisory fees $95.7 $371.9 18 % GAAP net income $31.1 $109.1 (25) % GAAP EPS $0.82 $3.01 (24) % Adjusted net income1 $51.6 $179.5 (24) % Non-GAAP EPS1 $0.96 $3.34 (24) % Fee Related Earnings1 $40.7 $158.8 10 % Adjusted EBITDA1 $55.3 $259.8 41% • Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on June 15, 2023 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets CAGR: 19% Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3/31/23 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 5% AUA: (6%) $857B AUM & AUA Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $745 $112

5Hamilton Lane l Global Leader in the Private Markets $22 $25 $26 $31 $35 $11 $14 $16 $18 $23 Customized Separate Accounts Specialized Funds Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 $0 $10 $20 $30 $40 $50 $60 $70 Total Fee-Earning Assets Under Management ($B) Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 1st infrastructure fund and 5th direct equity fund • Fundraising 6th secondary fund, 2nd impact fund, 8th credit-oriented fund and evergreen funds .56% .60% .56% .59% *Numbers may not tie due to rounding $34 $39 $42 $49 $57

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide-ranging mandates which include technology- driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $3.7B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $4.5B year-over-year increase in FEAUM • Closings during Q4 FY23: ◦ Secondary fund: $296M • $50B year-over-year decrease in AUA AUM AUA Select funds in market: • Secondary fund • Credit-oriented fund • Evergreen fund • Impact fund

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees


YTD
Y-o-Y Growth: 18%
USD in Millions
$314
$372
FY22
FY23


Long-Term Growth
CAGR: 14%
USD in Millions
$195
$372
FY18
FY23

- Recurring management and advisory fees represented an average of over 80% of total revenues over the past five fiscal years
- $1.8M in retroactive fees from our latest secondary fund in the quarter

Incentive Fees


YTD
Y-o-Y Growth: 192%
USD in Millions
$54
$157
FY22
FY23


Long-Term Growth
CAGR: 26%
USD in Millions
$49
$157
FY18
FY23

- Incentive fees derived from a highly diversified pool of assets and funds
- Allocated carried interest of $1,022M as of 3/31/23 diversified across 3,000+ assets and 90 funds
- Timing of realizations unpredictable

Total Revenues


YTD
Y-o-Y Growth: 44%
USD in Millions
$368
$529
FY22
FY23


Long-Term Growth
CAGR: 17%
USD in Millions
$244
$529
FY18
FY23

- Total revenues increased by 44%, driven by incentive fees

Hamilton Lane I Global Leader in the Private Markets

8

9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $649 $1,191 $1,022 78 92 90 Unrealized Carried Interest Vehicles in Unrealized Carry Position Mar-21 Mar-22 Mar-23 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 40% 5-8 years 37% 8-12 years 19% > 12 years 4%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: (25)%
USD in Millions
$146
$109
FY22
FY23


Long-Term Growth
USD in Millions
$17
$109
FY18
FY23

- $31M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]


YTD
Y-o-Y Growth: 41%
USD in Millions
$184
$260
FY22
FY23


Long-Term Growth
CAGR: 14%
USD in Millions
$133
$260
FY18
FY23

- Y-o-Y increase of 41% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[1]


YTD
Y-o-Y Growth: 10%
USD in Millions
$144
$159
FY22
FY23


Long-Term Growth
CAGR: 14%
USD in Millions
$81
$159
FY18
FY23

- Y-o-Y growth of 10%
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

10

11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $137 $154 $208 $374 $514 $588 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 $0 $100 $200 $300 $400 $500 $600 • For 3/31/23, the total investment balance consisted of: ◦ ~$398M in investments in our funds ◦ ~$190M in technology related and other investments • Modest leverage • $214M of debt as of 3/31/23 US D in M ill io ns Leverage $163 $171 $214 Mar-21 Mar-22 Mar-23 $0 $50 $100 $150 $200 $250

12Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2022	2023	% Change	Year Ended March 31, 2022	2023	% Change
Revenues						
Management and advisory fees	$84,575	$95,692	13%	$314,228	$371,874	18 %
Incentive fees	13,916	17,096	23 %	48,133	149,931	211 %
Consolidated variable interest entities related:						
Incentive fees	2,409	—	(100)%	5,558	6,948	25 %
Total revenues	**100,900**	**112,788**	**12 %**	**367,919**	**528,753**	**44 %**
Expenses						
Compensation and benefits	35,137	40,177	14 %	129,165	198,412	54 %
General, administrative and other	19,298	23,329	21 %	68,040	89,395	31 %
Consolidated variable interest entities related:						
General, administrative and other	198	(35)	(118)%	1,150	906	(21)%
Total expenses	**54,633**	**63,471**	**16 %**	**198,355**	**288,713**	**46 %**
Other income (expense)						
Equity in income of investees	18,632	12,581	(32)%	78,813	5,088	(94)%
Interest expense	(1,146)	(2,590)	126 %	(4,634)	(8,617)	86 %
Interest income	12	950	7,813 %	500	1,789	258 %
Non-operating (loss) income	(1,031)	6,635	N/A	64,469	(5,243)	(108)%
Consolidated variable interest entities related:						
Equity in income of investees	313	425	36 %	483	1,455	201 %
Unrealized gain	3,418	440	(87)%	4,485	4,773	6 %
Interest expense	—	—	N/A	(4)	—	N/A
Interest income	—	336	N/A	—	3,325	N/A
Total other income (expense)	**20,198**	**18,777**	**(7)%**	**144,112**	**2,570**	**(98)%**
Income before income taxes	**66,465**	**68,094**	**2 %**	**313,676**	**242,610**	**(23)%**
Income tax expense	28,908	16,659	(42)%	66,423	55,425	(17)%
Net income	**37,557**	**51,435**	**37 %**	**247,253**	**187,185**	**(24)%**
Less: Income attributable to non-controlling interests in general partnerships	209	213	2 %	376	986	162 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,699	19,701	0 %	96,548	71,027	(26)%
Less: Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	3,824	—	(100)%	4,343	5,617	29 %
Less: Income attributable to non-controlling interests in consolidated funds	—	435	N/A	—	435	N/A
Net income attributable to Hamilton Lane Incorporated	**$13,825**	**$31,086**	**125 %**	**$145,986**	**$109,120**	**(25)%**
Basic earnings per share of Class A common stock	$0.39	$0.84	115 %	$4.02	$3.05	(24)%
Diluted earnings per share of Class A Common stock	$0.39	$0.82	110 %	$3.98	$3.01	(24)%
Weighted-average shares of Class A common stock outstanding - basic	36,926,014	37,206,876		36,511,507	37,059,654	
Weighted-average shares of Class A common stock outstanding - diluted	37,035,108	53,785,158		53,674,293	53,698,681	

Hamilton Lane I Global Leader in the Private Markets

13

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2022	Three Months Ended March 31, 2023	% Change	Year Ended March 31, 2022	Year Ended March 31, 2023	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$84,575	$95,692	13 %	$314,228	$371,874	18 %
Revenue related to consolidated funds	—	61	N/A	—	61	N/A
Total expenses	54,633	63,471	16 %	198,355	288,713	46 %
Less:						
Incentive fee related compensation[2]	(7,710)	(8,120)	5 %	(25,395)	(74,374)	193 %
SPAC related general, administrative and other expenses	(308)	—	N/A	(1,176)	(846)	(28)%
Non-operating income related compensation	(20)	(313)	1,465 %	(1,810)	(367)	(80)%
Management fee related expenses	46,595	55,038	18 %	169,974	213,126	25 %
Fee Related Earnings	**$37,980**	**$40,715**	**7 %**	**$144,254**	**$158,809**	**10 %**
Fee Related Earnings Margin	**45 %**	**43 %**		**46 %**	**43 %**	
Incentive fees	16,325	17,096	5 %	53,691	156,879	192 %
Incentive fees attributable to non-controlling interests	(94)	—	N/A	(228)	(302)	32 %
Incentive fee related compensation[2]	(7,710)	(8,120)	5 %	(25,395)	(74,374)	193 %
Non-operating income related compensation	(20)	(313)	1,465 %	(1,810)	(367)	(80)%
Interest income	12	950	7,817 %	500	1,789	258 %
Equity-based compensation	1,698	3,134	85 %	7,404	9,950	34 %
Depreciation and amortization	1,751	1,842	5 %	5,495	7,442	35 %
Adjusted EBITDA	**$49,942**	**$55,304**	**11 %**	**$183,911**	**$259,826**	**41 %**
Adjusted EBITDA margin	**49 %**	**49 %**		**50 %**	**49 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$13,825**	**$31,086**	**125 %**	**$145,986**	**$109,120**	**(25)%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,699	19,701	0%	96,548	71,027	(26)%
Income tax expense	28,908	16,659	(42%)	66,423	55,425	(17)%
Adjusted pre-tax net income	**62,432**	**67,446**	**8%**	**308,957**	**235,572**	**(24)%**
Adjusted income taxes[3]	(14,859)	(15,884)	7%	(73,532)	(56,066)	(24)%
Adjusted net income	**$47,573**	**$51,562**	**8%**	**$235,425**	**$179,506**	**(24)%**
Adjusted shares outstanding	**53,710,942**	**53,785,158**		**53,674,293**	**53,698,681**	
Non-GAAP earnings per share	**$0.89**	**$0.96**	**8 %**	**$4.39**	**$3.34**	**(24)%**

[1] Adjusted EBITDA and non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation.
[3] For the years ended March 31, 2022 and 2023, represents corporate income taxes at our estimated statutory tax rate of 23.8% applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.

Hamilton Lane I Global Leader in the Private Markets

14

15Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2022 2023 % Change 2022 2023 % Change Management and advisory fees Specialized funds $42,144 $52,169 24% $150,079 $196,268 31 % Customized separate accounts 27,813 30,434 9% 103,229 117,763 14 % Advisory 6,191 5,712 (8) % 24,972 24,785 (1) % Reporting and other 6,344 5,622 (11) % 23,327 24,792 6 % Distribution management 1,153 697 (40) % 10,466 2,560 (76) % Fund reimbursement revenue 930 1,058 14% 2,155 5,706 165 % Total management and advisory fees $84,575 $95,692 13% $314,228 $371,874 18 % Reporting and other: 8% Customized separate accounts: 32% Specialized funds: 53% Advisory: 7% Year Ended March 31, 2023

Incentive Fees

(Dollars in thousands)	Three Months Ended March 31,			Year Ended March 31,		
	2022	2023	% Change	2022	2023	% Change
Incentive fees						
Direct equity funds	$2,410	$2,368	(2)%	$5,558	$60,472	988 %
Secondary funds	—	8,933	N/A	5,574	36,326	552 %
Direct credit funds	19	1,497	7,780 %	5,496	9,135	66 %
Evergreen funds	826	1,172	42 %	2,438	5,241	115 %
Other specialized funds	5,583	1,427	(74)%	16,824	13,986	(17)%
Customized separate accounts	7,487	1,699	(77)%	17,801	31,719	78 %
Incentive fees	**$16,325**	**$17,096**	**5 %**	**$53,691**	**$156,879**	**192 %**

	As of				
	March 31, 2022	December 31, 2022	March 31, 2023	YoY % Change	QoQ % Change
Unrecognized carried interest					
Secondary Fund II	$470	$385	$359	(24)%	(7)%
Secondary Fund III	33,514	31,285	30,084	(10)%	(4)%
Secondary Fund IV	156,123	126,943	121,750	(22)%	(4)%
Secondary Fund V	151,362	142,538	144,739	(4)%	2 %
Secondary Fund VI	—	1,730	5,209	N/A	201 %
Co-investment Fund II	16,754	15,436	17,047	2 %	10 %
Co-investment Fund III	114,057	54,964	51,139	(55)%	(7)%
Co-investment Fund IV	149,615	103,252	111,318	(26)%	8 %
Equity Opportunities Fund V	4,658	4,678	11,252	142 %	141 %
Evergreen funds	52,277	66,030	95,477	83 %	45 %
Other specialized funds	146,437	109,042	113,627	(22)%	4 %
Customized separate accounts	365,798	295,905	320,249	(12)%	8 %
Total unrecognized carried interest	**$1,191,065**	**$952,188**	**$1,022,250**	**(14)%**	**7 %**

Hamilton Lane I Global Leader in the Private Markets

16

Assets Under Management

(Dollars in millions)	March 31, 2022	December 31, 2022	March 31, 2023	YoY % Change	QoQ % Change
Assets under management / advisement					
Assets under management	$106,382	$107,530	$111,901	5 %	4 %
Assets under advisement	794,732	724,364	744,770	(6)%	3 %
Total assets under management /advisement	**$901,114**	**$831,894**	**$856,671**	**(5)%**	**3 %**
Fee-earning assets under management					
Customized separate accounts					
Balance, beginning of period	$28,364	$32,333	$33,089	17 %	2 %
Contributions	3,995	1,432	3,204	(20)%	124 %
Distributions	(1,441)	(576)	(1,725)	20 %	199 %
Foreign exchange, market value and other	20	(100)	116	480 %	(216)%
Balance, end of period	**$30,938**	**$33,089**	**$34,684**	**12 %**	**5 %**
Specialized funds					
Balance, beginning of period	$17,705	$20,354	$21,776	23 %	7 %
Contributions	1,452	1,472	961	(34)%	(35)%
Distributions	(989)	(213)	(233)	(76)%	9 %
Foreign exchange, market value and other	25	163	158	532 %	(3)%
Balance, end of period	**$18,193**	**$21,776**	**$22,662**	**25 %**	**4 %**
Total					
Balance, beginning of period	$46,069	$52,687	$54,865	19 %	4 %
Contributions	5,447	2,904	4,165	(24)%	43 %
Distributions	(2,430)	(789)	(1,958)	(19)%	148 %
Foreign exchange, market value and other	45	63	274	509 %	335 %
Balance, end of period	**$49,131**	**$54,865**	**$57,346**	**17 %**	**5 %**

Hamilton Lane I Global Leader in the Private Markets

17

18Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands) March 31, 2022 March 31, 2023 Assets Cash and cash equivalents $72,138 $99,686 Restricted cash 4,023 4,804 Fees receivable 51,869 47,140 Prepaid expenses 6,858 9,817 Due from related parties 1,872 7,186 Furniture, fixtures and equipment, net 28,842 28,425 Lease right-of-use assets, net 65,636 62,327 Investments 503,789 530,921 Deferred income taxes 245,046 233,912 Other assets 28,162 46,784 Assets of consolidated variable interest entities: Cash and cash equivalents 36 12,062 Investments held in trust 276,016 — Investments 10,036 57,044 Other assets 623 435 Total assets $1,294,946 $1,140,543 Liabilities, redeemable non-controlling interests and equity Accounts payable $2,827 $4,559 Accrued compensation and benefits 20,117 24,190 Accrued members' distributions 27,119 15,723 Accrued dividend 12,947 15,049 Debt 171,326 213,533 Payable to related parties pursuant to tax receivable agreement 180,536 174,702 Lease liabilities 82,244 78,817 Other liabilities (includes $13,818 and $14,228 at fair value) 47,669 32,856 Liabilities of consolidated variable interest entities: Other liabilities 12,675 6,922 Total liabilities $557,460 $566,351 Redeemable non-controlling interests 276,000 — Total equity 461,486 574,192 Total liabilities, redeemable non-controlling interests and equity $1,294,946 $1,140,543

Condensed Consolidated Statements of Cash Flows (Unaudited)

(Dollars in thousands)	Year Ended March 31, 2021	2022	2023
Operating activities			
Net income	$168,785	$247,253	$187,185
Adjustments to reconcile net income to net cash provided by operating activities:			
Depreciation and amortization	4,134	5,495	7,443
Change in deferred income taxes	7,027	23,944	20,433
Change in payable to related parties pursuant to tax receivable agreement	897	(5,332)	(3,251)
Equity-based compensation	7,079	7,404	9,950
Equity in income of investees	(32,389)	(78,813)	(5,088)
Gain on sale of investment	–	(11,936)	(12,230)
Fair value adjustment of other investments	(6,229)	(47,487)	(20,730)
Proceeds received from partnerships	784	46,817	15,981
Non-cash lease expense	7,376	9,890	7,460
Gain on sale of intangible asset	–	–	2,771
Impairment of other investment	–	–	43,289
Other	1,571	(815)	(2,813)
Changes in operating assets and liabilities	33,512	(22,370)	(25,252)
Consolidated variable interest entities related	(4,389)	(4,527)	1,441
Net cash provided by operating activities	**$188,158**	**$169,523**	**$226,589**
Investing activities			
Purchase of furniture, fixtures and equipment	$(18,637)	$(8,526)	$(4,747)
Cash paid for acquisition of business	–	(10,096)	(1,500)
Loans to investees	–	–	(2,535)
Purchase of investments	(90,500)	(18,997)	(37,025)
Proceeds from sales of investments	–	12,623	13,478
Distributions received from investments	3,072	12,739	1,406
Distributions received from Partnerships	31,195	15,010	14,438
Contributions to Partnerships	(69,911)	(73,240)	(84,557)
Purchase of intangible assets	(1,000)	–	–
Consolidated variable interest entities related:			
(Purchase) sale of investments held in trust	(276,000)	–	278,954
Net cash (used in) provided by investing activities	**$(421,781)**	**$(70,487)**	**$177,912**
Financing activities			
Proceeds from offering	$473,339	$73,833	$43,686
Purchase of membership interests	(473,339)	(73,833)	(43,686)
Borrowings of debt, net of deferred financing costs	75,000	24,925	31,682
Repayments of long term debt	(1,406)	(1,840)	(4,496)
Drawdown of revolver	15,000	–	40,000
Repayment of revolver	–	(15,000)	(25,000)
Repurchase of Class B common stock	(5)	(1)	–
Repurchase of Class A common stock for employee tax withholding	(6,019)	(3,485)	(2,325)
Proceeds received from issuance of shares under Employee Share Purchase Plan	1,447	1,860	1,937
Payments to related parties pursuant to the tax receivable agreement	(6,894)	(23,170)	(10,345)
Dividends paid	(39,676)	(49,630)	(72,409)
Members' distributions paid	(34,368)	(47,711)	(63,444)
Consolidated variable interest entities related	267,581	836	(259,746)
Net cash provided by (used in) financing activities	**$270,660**	**$(113,216)**	**$(364,146)**
Effect of exchange rate changes on cash and cash equivalents	130	–	–
Increase (decrease) in cash, cash equivalents, and restricted cash	**37,167**	**(14,180)**	**40,355**
Cash, cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at beginning of year	53,210	90,377	76,197
Cash, cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at end of year	**$90,377**	**$76,197**	**$116,552**

Hamilton Lane I Global Leader in the Private Markets

19

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)

	Year Ended March 31,		Three Months Ended March 31,		Year Ended March 31,	
	2018	2023	2022	2023	2022	2023
Net income attributable to Hamilton Lane Incorporated	**$17,341**	**$109,120**	**$13,825**	**$31,086**	**$145,986**	**$109,120**
Income attributable to non-controlling interests in general partnerships	2,448	986	209	213	376	986
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	86,508	71,027	19,699	19,701	96,548	71,027
Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	5,617	3,824	–	4,343	5,617
Income attributable to non-controlling interests in consolidated funds	–	435	–	435	–	435
Incentive fees	(49,003)	(156,879)	(16,325)	(17,096)	(53,691)	(156,879)
Incentive fee related compensation[1]	3,874	74,374	7,710	8,120	25,395	74,374
SPAC related general, administrative and other expenses	–	846	308	–	1,176	846
Revenue related to consolidated funds	–	61	–	61	–	61
Non-operating income related compensation	–	367	20	313	1,810	367
Interest income	(528)	(5,114)	(12)	(1,285)	(500)	(5,114)
Interest expense	5,989	8,617	1,146	2,590	4,638	8,617
Income tax expense	33,333	55,425	28,908	16,659	66,423	55,425
Equity in income of investees	(17,102)	(6,543)	(18,945)	(13,006)	(79,296)	(6,543)
Contingent compensation related to acquisition	3,399	–	–	–	–	–
Non-operating income	(5,036)	470	(2,387)	(7,076)	(68,954)	470
Fee Related Earnings	**$81,223**	**$158,809**	**$37,980**	**$40,715**	**$144,254**	**$158,809**
Depreciation and amortization	1,891	7,442	1,751	1,842	5,495	7,442
Equity-based compensation	5,544	9,950	1,698	3,134	7,404	9,950
Incentive fees	49,003	156,879	16,325	17,096	53,691	156,879
Incentive fees attributable to non-controlling interests	(1,729)	(302)	(94)	–	(228)	(302)
Incentive fee related compensation[1]	(3,874)	(74,374)	(7,710)	(8,120)	(25,395)	(74,374)
SPAC related compensation	–	–	–	–	–	–
Non-operating income related compensation	–	(367)	(20)	(313)	(1,810)	(367)
Interest income	528	1,789	12	950	500	1,789
Adjusted EBITDA	**$132,586**	**$259,826**	**$49,942**	**$55,304**	**$183,911**	**$259,826**

Non-GAAP earnings per share reconciliation

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023
Net income attributable to Hamilton Lane Incorporated	**$13,825**	**$31,086**	**$145,986**	**$109,120**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,699	19,701	96,548	71,027
Income tax expense	28,908	16,659	66,423	55,425
Adjusted pre-tax net income	**62,432**	**67,446**	**308,957**	**235,572**
Adjusted income taxes[2]	(14,859)	(15,884)	(73,532)	(56,066)
Adjusted net income	**$47,573**	**$51,562**	**$235,425**	**$179,506**
Weighted-average shares of Class A common stock outstanding - diluted	37,035,108	53,785,158	53,674,293	53,698,681
Exchange of Class B and Class C units in HLA[3]	16,675,834	–	–	–
Adjusted shares outstanding	**53,710,942**	**53,785,158**	**53,674,293**	**53,698,681**
Non-GAAP earnings per share	**$0.89**	**$0.96**	**$4.39**	**$3.34**

[1] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation.

[2] For the years ended March 31, 2022 and 2023, represents corporate income taxes at our estimated statutory tax rate of 23.8% applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.

[3] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement. For the years ended March 31, 2022 and 2023, the full exchange of Class B and Class C units is already included within the GAAP Weighted-average shares of Class A common stock outstanding - diluted.

Hamilton Lane I Global Leader in the Private Markets

20

21Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the years ended March 31, 2022 and 2023 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

22Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of May 25, 2023